Exhibit 99-1

Certifications under Section 906 of the Sarbanes-Oxley Act of 2002 of
New York State Electric & Gas Corporation

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER OF

NEW YORK STATE ELECTRIC & GAS CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, James P. Laurito, President and Treasurer of New York State Electric & Gas Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) New York State Electric & Gas Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New York State Electric & Gas Corporation.

    /s/James P. Laurito
        James P. Laurito
         President and Treasurer

Dated: May 8, 2003

A signed original of this written statement required by Section 906 has been provided to New York State Electric & Gas Corporation and will be retained by New York State Electric & Gas Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL FINANCIAL OFFICER OF

NEW YORK STATE ELECTRIC & GAS CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          I, James P. Laurito, Principal Financial Officer of New York State Electric & Gas Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) New York State Electric & Gas Corporation's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of New York State Electric & Gas Corporation.

    /s/James P. Laurito
        James P. Laurito
         Principal Financial Officer

Dated: May 8, 2003

A signed original of this written statement required by Section 906 has been provided to New York State Electric & Gas Corporation and will be retained by New York State Electric & Gas Corporation and furnished to the Securities and Exchange Commission or its staff upon request.